                                                                   EXHIBIT 10.8

                  DATED           19th April             1993





WAYBORN LEASING LIMITED

and

ICARUS SERVICES LIMITED





Original/

UNDERLEASE

relating to Units 3 & 4, 4th Floor
The Graftons,
Stamford New Road,
Altrincham,
Greater Manchester.





                                        NEIL MYERSON AND CO
                                        Solicitors,
                                        Altrincham.

 IN THE ALTRINCHAM COUNTY COURT                    Plaint No.


 IN THE MATTER OF                     The Landlord and Tenant Act 1954 as
                                      amended by Section 5 of the Law of
                                      Property Act 1969



 AND IN THE MATTER OF                 A proposed Underlease of offices on the
                                      4th floor and a License of three car
                                      parking spaces on the Car Deck of The
                                      Graftons Stamford New Road Altrincham
                                      Greater Manchester


 BETWEEN                              WAYBORN LEASING LIMITED
                                               First Applicant
                                      and

                                      ICARUS SERVICES LIMITED
                                               Second Applicant


UPON THE JOINT APPLICATION of the Applicants

IT IS ORDERED pursuant to Section 38 (4) of the Landlord and Tenant Act 1954 (as amended by Section 5 of the Law of Property Act 1969 that the Applicants be authorized to enter into an agreement to exclude the provisions of Section 24 to 28 (inclusive) of the Landlord and Tenant Act 1954 as are set out in Clause
(7) of the proposed Underlease and in Clause 10 of the proposed License of the above mentioned property intends to be granted by the First Applicant to the Second Applicant a draft whereof is annexed to the original Originating Application herein




Dated this 29 day of May 1992.


-----------------------

THIS UNDERLEASE made as a Deed the 19th day of April 1993 BETWEEN WAYBORN LEASING LIMITED whose registered office is a Graftons Stamford New Road Altrincham Greater Manchester ("the Landlord" which expression where the context admits includes person for the time being entitled to the reversion immediately expectant on the determination of the term hereby created) of the one part and ICARUS SERVICES LIMITED whose registered office 100 Chalk Farm Road London NW1 8EH ("the Tenant" which expression where the context admits includes its successors in title of the other part

WITNESSETH:

1.      IN this Lease

(1) All reference to statute (whether to a particular statute or generally) include reference to any re-enactment or modification thereof for the time being in force and to any bye-laws rules regulations and statutory instruments made thereunder

(2) "the Building" means the building known as Office Tower The Graftons Altrincham Greater Manchester

2. THE LANDLORD demises unto the Tenant ALL THOSE rooms or offices forming part of the Fourth Floor area of the Building more particularly delineated and edged red for the purpose of identification only on the plan annexed hereto (all of which premises hereby demised are hereinafter called "the demised premises" which expression includes all alterations and additions to and rebuilding of the demised premises) being premises comprised in a Lease (hereinafter called "the Head Lease") dated the 19th day of April 1993 and made between Co-operative Insurance Society Limited (hereinafter called "the Superior Landlord") of the one part and the Landlord of the other part TOGETHER WITH the Landlord's fixtures and fittings in and upon the demised premises ("the Landlord's fixtures") AND TOGETHER WITH (in common with the Landlord and all other persons entitled thereto) the right:

(a) for the purpose of gaining access to and from the demised premises to use the entrance way stairs lifts and passages in the Building leading from Stamford New Road and George Street to the demised premises

(b) a right of way for all purposes over the passageway shown hatched red on the plan annexed hereto

(c) to use the lavatories and washing facilities on the 4th floor (or such other floor as the Landlord may from time to time reasonably allocate) of the Building but subject to such regulations as the Landlord may from time to time reasonably determine

(d) as a means of escape in case of emergency to use the fire escape staircase serving the Building

(e) of support and the passage of all water soil gas electricity telephone and other channels pipes drains sewers wires and cables now or at any time during the term hereby created ("the term") upon through or under other parts of the Building

EXCEPT AND RESERVING unto the Landlord the Superior Landlord and its lessees tenants and licensees and other occupiers for the time being of other parts of the Building the right:

(a) to the free and uninterrupted passage of water soil gas electricity telephone and other services through and the right to connect with all channels pipes drains sewers wires and cables now or at any time during the term in or passing through or under the demised premises for the supply of services to or the drainage of other parts of the Building

(b) of entry into and upon the demised premises (but except in case of emergency only at reasonable times in the daytime upon 24 hours notice) with all necessary workmen contractors equipment tools and appliances for the purpose of exercising the right aforesaid and for the purpose of inspecting cleansing repairing altering maintaining renewing and improving any channels pipes drains sewers wires and cables nor or at any time during the term in or under the demised premises and serving other parts of the Building and for the purpose of repairing altering maintaining improving rebuilding and reconstructing other parts of the Building and for the purpose of carrying out any works comprised within the Landlord's and the Superior Landlords obligations hereunder or (whether or not so comprised) for which the Tenant is liable to make a contribution THE Landlord the Superior Landlord or other persons exercising such rights as soon as reasonably practicable making good to the reasonable satisfaction of the Tenant all damage thereby occasioned to the demised premises

(c) to build on or otherwise develop any adjacent or neighbouring land and to rebuild or alter any adjacent or neighbouring building in any manner and to let the same for any purpose and otherwise deal therewith notwithstanding that the access of light or air to the demised premises is thereby interfered with and

(d) of support and all other easements now or hereafter during the term belonging to or enjoyed by other parts of the Building

(e) of entry into and through the demised premises in case of emergency only for access to the fire escape serving the Building

TO HOLD unto the Tenant from the 10th day of May 1992 for a term expiring on the 8th day of May 2002 (determined as hereinafter mentioned) SUBJECT to all rights and easements or reputed easements (if any) which now affect the demised premises or any part thereof YIELDING AND PAYING yearly and proportionately for any fraction of a year the rent ("the initial rent") of pound sterling 17,150.00 to be paid by equal quarterly payments in advance the first payment being made on the date hereof for the period from the 10th day of May 1992 to the quarter day next following and ALSO YIELDING AND PAYING therefor the rent ("the additional rent") calculated and to be paid in accordance with Clause 3 AND ALSO YIELDING AND PAYING by way of service rent ("the service rent") 41% of the costs and expenses reasonably and properly incurred attributed to the 4th floor of the Building and levied on the Landlord in that respect by the Superior Landlord as certified from time to time by the Superior Landlord's Agent or Management Surveyor in complying with the covenants on its part contained in Clause 5(3) of the Head Lease and otherwise in providing the services and in respect of the matters set out in the First Schedule hereto such sums to be paid in arrear on the quarter day next following each demand therefor by the Landlord ALSO YIELDING AND PAYING by way of insurance rent ("the insurance rent")

(a) a fair and proper proportion as certified from time to time by the Superior Landlord's Agents or Management Surveyor of the sum or sums which the Superior Landlord may from time to time pay for insuring and keeping insured the fourth floor of the Building and the Landlord's fixtures therein and thereon against loss or damage by fire lightning explosion storm tempest flood bursting or overflowing of water tanks apparatus or pipes riot civil commotion strikes locked-out workers or persons taking part in labor disturbances malicious persons aircraft or other aerial devices and/or articles dropped therefrom earthquake and impact and such other perils as the Superior Landlord may from time to time reasonably deem necessary (subject only in the case of each risk now or hereafter insured against to such exclusions and limitations as may from time to time be usual in the case of insurance on property in the nature of the Building) and the fixed plate glass (if any) in the windows and doors of the Building against breakage (all which risks are herein called "the insured risks") in the full reinstatement value thereof and in a sum to cover the cost of shoring demolition and site clearance and the fees of architects surveyors clerks of works engineers and consultants calculated on such full value at the current scales for the time being of the appropriate professional bodies concerned and

(b) the whole of the cost of maintaining insurance against loss of the initial rent and the additional rent or any part thereof by reason of the insured risks in a sum equal to three times such rents

         The insurance rent to be paid on the quarter day next following the date upon which the premium or premiums in respect of such insurance have been paid by the Landlord AND if the Superior Landlord (being an insurance company) effects any such insurance with itself the premiums therefor will be deemed to be the sums which it would from time to time normally require if such insurance were effected by the Tenant with the Superior Landlord ALL WHICH rents hereinbefore reserved are herein together called "the rents"

3. (1) IN this Clause the following expressions have the meanings respectively assigned to them:

(a) "rent period" means the period from the end of the fifth year of the term until the date of expiration of the term;

(b)      "revision date" means the date of commencement of the rent period;

         and

(c) "yearly rental value" means the yearly rack rent at which the demised premises could be let as a whole with vacant possession in the open market:

         (i)     without taking any fine or premium;

         (ii) disregarding any goodwill attached to the demised premises by reason of any trade or business carried on there by the Tenant or any sub-tenants and any authorized improvements made or permitted by the Tenant other than in pursuance of an obligation to the Landlord;

         (iii)   upon the assumption (whether or not a fact):

                 A. that the Tenant has complied in all respects with the covenants on its part contained in this Lease;

                 and

                 B. that the Tenant can recover fully all input Value Added Tax (or any similar additional or substituted tax from time to time) which may be payable or chargeable on the rents or any other payments arising under this Lease;

         (iv)    for a term of 10 years; and

         (v) subject to all other terms of this Lease other than the amount of the initial rent but including this present clause

(2) The additional rent payable under the rent period will be a yearly rent the amount (if any) by which the yearly rental value of the demised premises at the revision date exceeds the initial rent

(3) When the additional rent in respect of the rent period has been ascertained the Landlord will serve upon the Tenant a notice demanding payment thereof from the revision date to the quarter day next following the date of service of the notice (credit being given for any additional rent already paid in respect of the period) and the payment of the additional rent to which the notice relates will together with interest thereon at the rate specified in Clause 4(19) from the revision date to the date of service of the notice be due and payable immediately upon the service thereof and thereafter until or the expiration of the term the additional rent will be payable in advance by equal quarterly payments on the four usual quarter days in each year

(4) In default of agreement as to the yearly rental value at the revision date or as to any of the sums or proportions relating to the service rent or the insurance rent certified in accordance with this Lease the same will be determined by a valuer who will act as an expert and not as an arbitrator and whose costs will be within his award who will receive and consider any written submissions which may be made by either of the parties and whose decision will be binding on the Landlord and the Tenant and who will be appointed by them or in default of appointment will be nominated at the request of either of them by the President for the time being of the Royal Institution of Chartered Surveyors

4.    THE TENANT covenants with the Landlords:

(1)      To pay the rents at the times and in the manner aforesaid

(2) Punctually to pay and discharge all rates taxes charges duties assessments outgoings and impositions (whether or not in the nature of those now in being) now or at any time during the term payable in respect of the demised premises or any part thereof or the Landlord's or the Superior Landlord's fixtures or payable by the owner or occupier of the demised premises except tax payable as a result of any dealing with the reversion immediately expectant on the determination of the term

(3) As to the Landlord's and the Superior Landlord's fixtures and the internal work of the demised premises in the first fifth and in the last year of the term to paint in a proper and workmanlike manner with two coats of good quality and suitable paint all parts thereof usually painted and at such times otherwise to treat well and appropriately all other parts thereof as previously or usually treated in a proper and workmanlike manner with good and suitable materials

(4)      (a)     To keep in good and tenantable repair and condition the
         Landlord's and the Superior Landlord's fixtures and the interior of the demised premises including the plaster and surface coverings of the walls and ceilings and the floors (other than the structural slab or beams on which the floors are laid or to which the ceilings are attached) non-load bearing internal walls the windows and the glass therein (other than external windows) the doors of and entrance doors to the demised premises and all drainage soil sanitary water gas electricity telephone and other service pipes wires cables and apparatus in and outside the demised premises so far as the same serve only the demised premises

         PROVIDED that this paragraph does not have effect where damage results from any of the insured risks and no insurance moneys are rendered irrecoverable by the act neglect or default of the Tenant

         (b) Upon being so required by the Landlord or the Superior Landlord except in so far as the same falls within the service rent to contribute a reasonable proportion of the costs and expenses of executing the work of constructing repairing renewing rebuilding and cleansing party walls fences gutters sewers drains roads pavements staircases pipes wires cables apparatus and other things the use of which is common to the demised premises and other premises or other parts of the Building

(5) Not to make any structural alteration or addition in or to the demised premises

(6) Except with the license in writing of the Landlord and the Superior Landlord and in accordance with plans elevations and specifications previously submitted to and approved by them and to their reasonable satisfaction not to:

         (a) make any non-structural alteration or addition in or to the demised premises nor make any alteration in the plan construction or architectural appearance thereof

         (b) cut or remove (except for the purpose of making good any defect) the main walls or timbers or structural members of the Building

         (c) exhibit or suffer to be exhibited any advertisement as defined by the Planning Acts (as hereinafter defined) upon or so as to be visible from the exterior of the Building

(7) At its own expense to do or cause to be done upon or in respect of the demised premises and the Landlord's and the Superior Landlord's fixtures all works and things and give all notifications which are or may be necessary for compliance with the requirements of all general or local Acts of Parliament for the time being in force or which are or may be by any competent authority directed or required to be done whether by the owner landlord tenant or occupier of the demised premises AND in each case to indemnify the Landlord against all actions proceedings costs claims and demands in respect thereof PROVIDED that this sub-clause shall not place on the Tenant any obligation to provide a fire escape from the Demised Premises

(8) Upon the receipt from a competent authority of any notice proposal for a notice order requisition direction or other thing whether served directly on the Tenant or not and affecting or likely to affect the demised premises or the Landlord's or the Superior Landlord's fixtures or their interest in either of them forthwith to deliver a copy thereof to the Landlord and at the request and cost of the Landlord to make or join in making such objections and representations in respect thereof as it may reasonably require

(9) In relation to the Planning Acts (which expression means the Town and Country Planning Acts 1990 and includes all orders plans and directions made and permissions licenses and consents given thereunder):

         (a) not to do or omit or suffer to be done or omitted anything on or in connection with the demised premises which contravenes the Planning Acts or any conditions imposed thereunder

         (b) not without the Landlords written consent (which will not be withheld or delayed unreasonably) to apply for any permission under the Planning Acts which affects the demised premises or its use

         (c) if the Landlord consents to an application being made under the Planning Acts:

                 (i) to give notice to the Landlord of the granting or refusal of permission on the receipt thereof

                 (ii) if permission is granted subject to terms or conditions to give the Landlord full particulars thereof and not to do or permit anything pursuant to such permission without the Landlord's written consent which will not be unreasonably withheld

                 and

                 (iii) if the relevant authorities will agree to grant permission only if the application is modified to give the Landlord full particulars and if the Landlord reasonably considers such modifications unacceptable to withdraw the application

         (d) In the event of such Planning Permission being granted to bear the cost of all works or other things authorized thereby if and when carried out

         (e) to produce to the Landlord all plans documents or other evidence which it may reasonably require in order to satisfy itself that this sub-clause has been complied with

         (f) to indemnify the Landlord against all actions proceedings costs claims and demands arising out of or in connection with any of the matters referred to in this sub-clause

(10)     (a)     Not to use or suffer to be used the demised premises except as offices with ancillary storage accommodation PROVIDED that notwithstanding the foregoing provisions of this paragraph the Landlord does not give any warranty or make any representation that either the said use is or any use to which the Landlord may hereafter consent will be a permitted use within the Planning Acts

         (b) Not without the consent in writing of the Landlord to hold or suffer to be held on the demised premises any sale by auction or any public meeting or public exhibition

         (c) Not to install or suffer to be installed on the demised premises any machinery which is noisy or causes dangerous vibrations or overloading of the floors walls or ceilings of the demised premises

         (d) Not to do or suffer to be done on the demised premises anything which is noisy or which may be or become an annoyance nuisance or inconvenience to the Landlord or to the tenants or occupiers of other parts of the Building or of adjoining or neighboring premises

         (e) Not to do or suffer to be done anything whereby any policy of insurance on the Building against the insured risks may become void or voidable or the rate of premium thereon may be increased and to repay to the Landlord on demand all sums paid by way of increased premium and expenses incurred by the Superior Landlord in or about the renewal of any such policy rendered necessary by a breach of this covenant all which payments will be included in the insurance rent

         (f) Not to obstruct or leave any rubbish on any part of the Building or any entrance thereto used by the Tenant in common with the other occupiers of the Building

         (g) Not to require access to the Building except between such hours and on such days as may from time to time reasonably be designated by the Landlord the Superior Landlord or their Agents and at other times and on other days as may from time to time be reasonably approved by the Landlord and the Superior Landlord and on such reasonable conditions as they may require

(11) To permit the Landlord the Superior Landlord and their surveyors agents workmen and others authorized by them at all reasonable hours in the daytime (but except in case of emergency only upon 24 hours prior notice) to enter upon the demised premises to:

         (a) examine the state and condition thereof and of the Landlord's and the Superior Landlord's fixtures and to give or leave notice in writing at or upon the demised premises requiring the Tenant forthwith to execute all repairs which are the liability of the Tenant

         (b) ascertain whether any unauthorized additions or alterations have been made therein or thereto and also whether any authorized additions or alterations have been carried out in accordance with the consents given by the Landlord the Superior Landlord and any competent authority

         (c) execute all repairs which the Tenant has failed to execute within a reasonable time after a notice so to do given by the Landlord or the Superior Landlord and the costs and expenses of such repairs will be payable by the Tenant to the Landlord on the quarter day following a demand therefor and will (in addition to any other remedies available to the Landlord) be recoverable as rent in arrear and

         (d) take inventories of the Landlords and the Superior Landlord's fixtures

(12)     At the expense of the Tenant to:

         (a) remove any erections additions or alterations made without or not in accordance with the Landlord's and the Superior Landlord's consent or in respect of which planning permission is revoked or lapses

         (b) comply with every order of any competent authority requiring the removal of or other work in connection with such erections additions or alterations and

         (c) make good in all such eases all damage caused by such removal or other work and to reinstate all parts of the demised premises affected thereby

(13) Immediately upon becoming aware of the same to give notice to the Landlord of any defect in or lack of repair of the demised premises or the structural parts of the Building within or surrounding the demised premises which might give rise to an obligation on the Landlord to do anything in order to comply with its obligations under this Lease or the duty of care imposed on the Landlord by the Defective Premises Act 1972 and to indemnify and keep indemnified the Landlord from and against all actions proceedings costs claims and demands which may arise as a result of the Tenant's failure to comply with this sub-clause

(14) (a) To permit the Superior Landlord to exhibit on the exterior of the demised premises:

                 (i) at any time during the term a notice board or notice that the freehold reversion of the Building is for sale and

                 (ii) during the last 6 months of the term a notice board or notice that the demised premises are to let

                 PROVIDED that such notice boards or notices will not be affixed to the demised premises so as to interfere with the business carried on there by the Tenant or any permitted sub-tenant

         (b) During such periods to permit all persons authorized in writing by the Superior Landlord or its agents to view the demised premises at reasonable hours in the daytime after giving not less than 24 hours written notice

(15)     (a)     To preserve and maintain all existing rights of light passage drainage and other easements belonging to or used with the demised premises

         (b) Not knowingly or negligently to suffer any encroachment on or new right or easement over the demised premises and forthwith upon becoming aware thereof to notify the Landlord of any threatened encroachment or attempt to acquire a new right or easement

(16) As often as may be necessary (but not less frequently than monthly) to clean the inside of all the windows in the external walls of the demised premises

(17)     (a)     Not to underlet or part with or share possession or occupation of the whole or any part of the demised premises nor assign part only thereof

         (b) Not without the consent in writing of the Landlord and the Superior Landlord (which will not be withheld unreasonably) to assign the whole of the demised premises

         PROVIDED that every permitted assignment (or the Landlord's and the Superior Landlords license therefor) must contain a covenant by the assignee not further to assign the demised premises without the written consent of the Landlord and the Superior Landlord and to observe and perform the covenants (including the covenant to pay the rents) and the agreements in this Lease contained

         (c) On an assignment to a limited company or other incorporated body if the Landlord and the Superior Landlord reasonably so require to procure that at least 2 Directors of the Company or body or some other person or persons reasonably acceptable to the Landlord and the Superior Landlord enter into direct covenants with the Landlord and the Superior Landlord in the form set out in the Second Schedule

         (d) Every application for a consent under paragraph (b) of this sub-clause must be in writing and be accompanied by the following relating to the proposed assignee:

                 (i) a bankers reference and an accountants or other professional reference

                 (ii) if he has previously traded 2 trade references or in the case of a company the then most recent audited trading accounts

                 (iii) if he has not previously traded 2 references given by responsible persons or bodies

         (e) Within one month after any permitted assignment of the demised premises to produce to the Landlord's and the Superior Landlord's Solicitors for registration a certified copy of the instrument effecting such assignment and to pay to the Landlord and the Superior Landlord a registration fee of pound sterling 15 in respect of each such instrument or counterpart

(18)     (a)     To pay all costs charges and expenses (including those of
         Solicitors Counsel and Surveyors) reasonably incurred by the Landlord in connection with the recovery of arrears of rent or for the purposes of or incidental to the preparation and service of any notices or proceedings under Section 146 or Section 147 of the Law of Property Act 1925 notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court

         (b) To pay all costs charges and expenses of the Landlord and the Superior Landlord (including those of Solicitors Counsel Architects and Surveyors) reasonably incurred in connection with any application for a consent or license under this Lease whether such consent or license is granted or properly refused or the application therefor is withdrawn

(19) In the case of any rent or other money payable hereunder by the Tenant to the Landlord which is not paid within 14 days after the same is due and payable to pay to the Landlord on demand from the due date until the date of actual payment in addition to such rent or other money interest (calculated on a daily basis) upon the amount thereof for the time being unpaid (as well after as before any Judgment) at the rate of 4% above National Westminster Bank PLC Base Lending Rate (or any similar lending rate which may replace the same) from time to time in force Provided that this sub-Clause is without prejudice to the right of re-entry herein contained or any other right or remedy available to the Landlord

(20) To pay to the Landlord in addition to the rents and the fees and other payments which may be payable by the Tenant pursuant to this Lease all Value Added Tax (and any additional or substituted tax of a similar nature) at the rate from time to time in force which may at any time be payable or charged in respect of such rents fees and other payments

(21) In the event of a breach of any of the covenants agreements and provisions herein contained or referred to by any person holding the demised premises forthwith to take all steps and institute all proceedings necessary to remedy such breach

(22) To indemnify the Landlord against all liability to any person or authority incurred by reason of and all actions proceedings costs claims expenses and demands relating to any of the following matters caused or permitted by the Tenant:

         (a) any defect in or the execution of any repairs or alterations to or demolition or rebuilding of the demised premises or the Landlord's and the Superior Landlord's fixtures

         (b) the alleged interference with or obstruction of any right or easement existing or alleged to exist for the benefit of other premises over the demised premises

         (c) the stoppage of any drains used in common with other parts of the Building

(23) To comply with all reasonable regulations from time to time made by the Superior Landlord or its Agents for the management or running of the Building or the provision of facilities therefor

(24) At the determination of the term quietly to yield up to the Landlord the demised premises and the Landlord's and the Superior Landlord's fixtures in accordance in all respects with the Tenant's covenants herein contained and with all locks keys and fastenings complete

5.     THE LANDLORD covenants with the Tenant:

(1) That the Tenant paying the rents and performing and observing the Tenant's covenants and the conditions and agreements herein contained may peaceably hold the demised premises during the term without any interruption by the Landlord or any person rightfully claiming under or in trust for it

(2) To indemnify and keep indemnified the Tenant against all claims and demands which may be made against the Tenant by the Superior Landlord pursuant to the covenants given by the Landlord to the Superior Landlord in the License dated the 19th day of April 1993 save always insofar as the same arise from any breach by the Tenant of the covenants on the part of the Tenant herein contained

(3) To use its best endeavors to procure that the Superior Landlord observes and performs its obligations or covenants conditions and agreements more particularly mentioned in the Head Lease

(4) To take such action as the Tenant may reasonably require to ensure performance and observance by the Superior Landlord of the Superior Landlord's obligations covenants conditions and agreements on the part of the Superior Landlord in the Head Lease or to recover any loss arising from any breach thereof the Tenant bearing the costs or a reasonable proportion of the costs of any such action so required

(5) To notify the Tenant of any breach of the obligations of the Superior Landlord (as soon as the same comes to the Landlord's attention) relating to the demised premises and

(without prejudice to the generality of the foregoing) in particular of any failure of the Superior Landlord to maintain insurance in respect of the demised premises

6.     IT IS AGREED that: -

(1) If the rents or any part thereof are unpaid for 14 days after becoming payable (whether formally demanded or not) or if the Tenant fails to perform or observe any of the covenants conditions and agreements on its part herein contained or if the tenant for the time being:

         (a)     being an individual becomes bankrupt

         (b) has a receiver appointed of the whole or any part of the property assets or undertaking of the Tenant or

         (c) being a company enters into liquidation whether compulsory or voluntary (except in voluntary liquidation for the purpose of reconstruction or amalgamation) or becomes the subject of an Administration Order or is struck off the Registrar of Companies

         (d) enters into any arrangement or composition for the benefit of the tenant's creditors or

         (e) suffers any distress or execution to be levied on the demised promises then and in any of such cases it will be lawful for the Landlord or any person or persons duly so authorized by it to re-enter upon the demised premises or any part thereof in the name of the whole and thereupon this demise will absolutely determine but without prejudice to any right of action or remedy of the Landlord in respect of any breach of the covenants on the Tenant's part herein contained

(2) The Landlord does not give any warranty or make any representation that the Landlord's and the Superior Landlord's fixtures are in good working order and condition and free from defects and the Tenant will in such respects rely upon its own inspection and knowledge

(3) If the Building or the demised premises or any part thereof are destroyed or damaged by any of the insured risks so as to render the demised premises or any part thereof unfit for use then unless payment of any moneys payable under any policy of insurance is refused either in whole or in part by reason of the act neglect or default of the Tenant the rents or a fair proportion thereof according to the nature and extent of the damage sustained will be suspended until the demised premises are again rendered fit for use

(4) Notwithstanding anything herein contained the Landlord and all persons authorized by it will have power without obtaining any consent from or making any compensation to the Tenant to deal as it or they may think fit with any of the premises adjacent or near to the demised premises and to erect or suffer to be erected upon such adjacent or nearby premises any buildings whatsoever whether or not such buildings affect or diminish the light and air which may now or at any time during the term be enjoyed by the Tenant or other the 6 occupiers of the demised premises

(5) Section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 applies to all notices served hereunder

(6) If any dispute for the determination of which no express provision is hereby made arises between the parties concerning their respective rights or liabilities or the construction or effect of this Lease or otherwise in connection with the demised premises then such dispute will at the request of either of the parties be referred for the decision of a single arbitrator who (if the parties are unable to agree upon one) will be nominated by the President for the time being of the Royal Institution of Chartered Surveyors in accordance with the Arbitration Acts 1950 and 1979

(7) Having been authorized to do so by an Order of the Altrincham County Court on the 29th day of May 1992 under the provisions of Section 38(4) of the Landlord and Tenant Act 1954 the parties hereto agree that the provisions of Sections 24 to 28 (inclusive) of that Act shall be excluded in relation to the Lease hereby created

(8)      (a)     The Tenant may determine the term by not less than 7 months written notice to the Landlord to expire on the 10th day of May 1997 and upon the expiration of such Notice under this sub-Clause this Lease and everything herein contained will cease and determine but without prejudice to any claim by either party in respect of any antecedent breach of this Lease

         (b) The Landlord may determine this Lease by not less than 6 months written notice to the Tenant to expire on the 10th day of May 1997 and upon the expiration of such Notice under this sub-Clause this Lease and everything herein contained will cease and determine but without prejudice to any claim by either party in respect of any antecedent breach of this Lease

         IN WITNESS whereof the parties hereto have caused their respective Common Seals to be affixed the day and year first before written

                     THE FIRST SCHEDULE before referred to

         1.   STAFF

         (1) The provision of such non-resident caretaking and security staff as the Superior Landlord may reasonably consider to be necessary either by direct or contract labor including the cost of wages National Insurance Contributions and other statutory payments and pension scheme payments

         (2) The cost of providing non-residential accommodation for staff including rent rates electricity heating repairs maintenance decoration telephone water rates and other payments in respect of such accommodation

         (3) The cost of providing staff with proper and adequate uniforms protective clothing and equipment to enable them to fulfil effectively the duties allocated to them

2.      EXTERIOR AND STRUCTURE

(1) The maintenance repair and renewal of the exterior the main structure the foundations and the roof of the Building the internal load bearing walls the floor and ceiling slabs or joists load bearing pillars window frames and glass therein main drains and boundary walls

(2)      External redecoration including where appropriate external cleaning

(3) The inspection of and obtaining or reports upon the Building (including the foundations)

3.       COMMON PARTS

(1) The cost of keeping free of obstruction cleaning lighting heating maintaining insuring repairing redecorating and improving the interior common parts of the Building together with the cost of any necessary equipment and materials including all floor and wall coverings and the cost of accommodation for the storage of such materials and all flowers plants and other suitable decorative objects and materials

(2) The cleaning maintenance repair and renewal of all common mains services drains pipes sewers cables wires and apparatus

(3) The cost of providing towels toilet requisites and other necessary sanitary equipment to the toilets in the Building used in common by the occupiers

4.      LIFTS

The cost of providing lifts and hoists including the insurance maintenance and repair renewal and decoration of the same and of fall shafts plant and machinery related thereto

5.      HEATING

The cost of heating and providing hot water for the demised premises the fuel consumed and the cost of insuring maintaining repairing renewing and redecorating the ducting plant machinery and equipment including boilers pipes and radiators related thereto

6.      FIRE AND SECURITY PRECAUTIONS

The cost of providing maintaining testing repairing and renewing such fire fighting and protection equipment and security equipment as may be necessary for the Building including fire alarms fire hoses sprinklers extinguishers and other equipment together with if necessary the cost of supplying water thereto

7.      STATUES

The cost of complying with the provisions of the Fire Precautions Act 1971 the Health and Safety at Work Etc.Act 1974 and any similar present or future enactments insofar as they relate to the common parts or the lower ground floor of the Building (including the maintenance of window cleaning cradles and related equipment and the provision of eyebolts)

8.      WINDOW CLEANING

The cost of cleaning all outside surfaces of the glass in the windows of the Building and the inside and outside surfaces of the glass in the windows of the common parts

9.      REFUSE DISPOSAL

The cost of storage collection and removal of trade and other refuse from the Building

10.     RESERVE FUND

A reasonable and proper provision for the equalization of any expenditure arising other than annually in respect of any of the matters referred to in this Schedule

11.     WATER METERS

The cost of providing where necessary water meters and of reading the same together with the cost of water consumed and charged to the Superior Landlord's meters

12.     PEST CONTROL

The cost of controlling pests and preventing infestation of any kind

13.     MANAGEMENT FEES

The proper fees of the Superior Landlord's Agents (or if the Superior Landlord manages the Building itself such reasonable fees as Agents would be entitled to charge) for the management of the Building

14.     MISCELLANEOUS

All other expenses reasonably and properly incurred by the Superior Landlord in or incidental to or for the purpose of providing and maintaining the existing and additional services facilities and amenities of the Building

15.     ACCOUNTS

All costs fees and expenses reasonably and properly incurred in providing such accounts relating to and explanations of the amounts of the service rent as may from time to time be required by the tenants of the Building

16.     VALUE ADDED TAX

All Value Added Tax or other similar tax payable by the Superior Landlord or for which the Superior Landlord is accountable in respect of any amounts payable under this Schedule

17.     INTERPRETATION

Unless the contrary is stated no expression or provision in this Schedule is intended to limit or to be limited by any other expression or provision hereof


                     THE SECOND SCHEDULE before referred to


THE Sureties Jointly and severally covenant with the Landlord that:

(1) The Assignee will pay the rents on the days and in manner provided by the Lease and will perform and observe all the tenant's covenants and the Conditions and agreements therein contained

(2) In case of default in such payments performance or observance as aforesaid the Sureties will on demand pay and make good to the Landlord all losses and damages suffered and costs and expenses incurred by the Landlord by reason of any such default PROVIDED that any neglect or forbearance of the Landlord in endeavoring to obtain any such payment or enforcing such observance or performance and any time which the Landlord may give to the Assignee will not release or in any way affect the liability of the Sureties under this covenant

(3) If the Assignee enters into liquidation and the liquidator disclaims the Lease and if the Landlord within three months after such disclaimer by notice in writing so requires the Sureties will accept a Lease of the demised premises for a term commencing on the date of such disclaimer and expiring on the date on which the term of the Lease would have expired by effluxion of time and at the like rents and containing the like covenants conditions and agreements in all respects

(4) Sub-Clauses (1) and (2) of this Clause will also have effect after the expiration of the term of the Lease throughout any period during which the Assignee occupies the demised premises and they will also relate to any sums greater than the rents which the Assignee may become liable to pay in respect of any such period for use and occupation of the demised premises

THE COMMON SEAL of
WAYBORN LEASING LIMITED
was hereunto affixed
in the presence of: -


Director.

/s/
--------------------------


Secretary.

/s/
--------------------------

          DATED                    19th April 1993



                           WAYBORN LEASING LIMITED

                           to

                           ICARUS SERVICES LIMITED





                           Original/

                           UNDERLEASE

                           of First Floor Storeroom,
                           The Graftons, Stamford New Road, Altrincham,
                           Greater Manchester.





                                                         NEIL MYERSON AND CO
                                                         Solicitors,
                                                         Altrincham.

         IN THE ALTRINCHAM COUNTY COURT             Plaint No.

         IN THE MATTER OF                  The Landlord and Tenant Act 1954 as
                                           amended by Section 5 of the Law of
                                           Property Act 1969

         AND IN THE MATTER OF              A proposed Underlease of the First
                                           Floor Storeroom at The Graftons
                                           Stamford New Road Altrincham Greater
                                           Manchester

         BETWEEN                           WAYBORN LEASING LIMITED
                                                   First Applicant
                                            and

                                           ICARUS SERVICES LIMITED
                                                   Second Applicant

UPON The JOINT APPLICATION of the Applicants

IT IS ORDERED pursuant to Section 38 (4) of the Landlord and Tenant Act 1954 (as amended by Section 5 of the Law of Property Act 1969 that the Applicants be authorized to enter into an agreement to exclude the provisions of Section 24 to 28 (inclusive) of the Landlord and Tenant Act 1954 as is set out in Clause
(7) of the proposed Underlease of the above mentioned property intended to be granted by the First Applicant to the Second Applicant a draft whereof is annexed to the original Originating Application herein

Dated this 21st day of October 1992.

         Registrar.  /s/
                     --------------------

THIS LEASE made as a Deed the 19th day of April 1993 BETWEEN WAYBORN LEASING LIMITED whose registered office is at The Graftons Stamford New Road Altrincham Greater Manchester WA14 1DQ ("the Landlord" which expression where the context admits includes the person for the time being entitled to the reversion immediately expectant on the determination of the term hereby created) of the one part and ICARUS SERVICES LIMITED whose registered office is 100 Chalk Farm Road London NW1 8EA ("the Tenant" which expression where the context admits includes its successors in title) of the other part

WITNESSETH: -

1.   IN this Lease

(1) All references to statute (whether to a particular statute or generally) include reference to any re-enactment or modification thereof for the time being in force and to any bylaws rules regulations and statutory instruments made thereunder

(2) "the Building" means the buildings comprising The Graftons Shopping Precinct Altrincham Greater Manchester

2. THE Landlord demises unto the Tenant ALL THAT the storeroom at first floor level forming part of the Building edged red on the plan annexed hereto All which premises hereby demised are herein called "the Demised Premises" (which expression includes all alterations and additions to and rebuilding of the Demised Premises comprised in a Lease (hereinafter called "the Headlease" dated the 19th day of April 1993 and made between Co-operative Insurance Society Limited (hereinafter called "the Head Landlord" of the one part and the Landlord of the other part TOGETHER WITH the Landlord's and Head Landlord's fixtures and fittings in and upon the Demised Premises ("the Landlord's fixtures") AND TOGETHER WITH (in common with the Landlord Head Landlord and all other persons entitled thereto) the right: -

(a) for the purpose of gaining access to and from the Demised Premises on foot only to use the entrance way stairs lifts and passages in the Building leading from Stamford New Road and George Street to the Demised Premises

(b) in connection with the permitted use of the Demised Premises to use with vehicles only the ramp bridge and service area at the first floor level of the Building

(c) to the free and uninterrupted use of and the right to connect with all water soil gas electricity telephone and other channels pipes drains sewers wires and cables now or at any time during the term hereby created ("the term") upon through or under other parts of the building

(d) of entry into and upon other parts of the Building (but except in case of emergency only at reasonable times in the daytime upon 48 hours notice) with all necessary workmen contractors equipment tools and appliances for the purpose of inspecting cleansing repairing altering maintaining renewing and improving any channels pipes drains sewers wires and cables serving exclusively the Demised Premises and now or at any time during the term in or under other parts of the Building and for the purpose of carrying out any works comprised within the Tenant's obligations herein contained which cannot otherwise be carried out the Tenant causing as little inconvenience as possible to the other occupiers of the Building and as soon as possible making good to the reasonable satisfaction of the Landlord the Head Landlord and the occupiers of such parts of the Building all damage occasioned thereby and

(e)      of support for the demised premises

EXCEPTING AND RESERVING unto the Landlord the Head Landlord and its lessees tenants and licensees and other occupiers for the time being of the other parts of the Building the right: -

(a) to the free and uninterrupted passage of water soil gas electricity telephone and other services through and the right to connect with all channels pipes drains sewers wires and cables now or at any time during the term in or passing through or under the Demised Premises for the supply of services to or the drainage of other parts of the Building

(b) of entry into and upon the Demised Premises (but except in case of emergency only at reasonable times in the daytime upon 24 hours notice) with all necessary workmen contractors equipment tools and appliances for the purpose of exercising the rights aforesaid and for the purpose of inspecting cleansing repairing altering maintaining renewing and improving any channels pipes drains sewers wires and cables now or at any time during the term in or under the Demised Premises and serving other parts of the Building and for the purpose of repairing altering maintaining improving rebuilding and reconstructing other parts of the Building and for the purpose of carrying out any works comprised within the Landlord's obligations hereunder or (whether or not so comprised) for which the Tenant is liable to make a contribution THE Landlord the Head Landlord or other person exercising such rights as soon as reasonably practicable making good to the reasonable satisfaction of the Tenant all damage thereby occasioned to the Demised Premises

(c) to build on or otherwise develop any adjacent or neighboring land and to rebuild or alter any adjacent or neighboring building in any manner and to let the same for any purpose and otherwise deal therewith notwithstanding that the access of light or air to the Demised Premises is thereby interfered with and

(d) of support and all other easements now or hereafter during the term belonging to or enjoyed by other parts of the Building

TO HOLD unto the Tenant from the 10th day of May 1992 for a term of years expiring on the 2nd day of March 1997 SUBJECT to all rights and easements or reputed easements (if any) which now affect the Demised Premises or any part thereof YIELDING AND PAYING yearly and proportionately for any fraction of a year the rent ("the Rent") of pound sterling 1,850.00 (inclusive of all Service Charges and buildings insurance) to be paid by equal quarterly payments in advance the first payment being made on the date hereof for the period from the day of 1992 to the quarter day next following the date hereof and subsequent payments to be made on the four usual quarter days in each year

3.       THE Tenant covenants with the Landlord: -

(1)      To pay the Rent at the times and in the manner aforesaid

(2) Punctually to pay and discharge all rates taxes charges duties assessments outgoings and impositions (whether or not in the nature of those now in being) now or at any time during the term payable in respect of the Demised Premises or any part thereof or the Landlord's fixtures or payable by the owner or occupier of the Demised Premises except tax payable as a result of any dealing with the reversion immediately expectant on the determination of the term

(3) As to the Landlord's fixtures and the internal work of the Demised Promises in the last year of the term to paint in a proper and workmanlike manner with two coats of good quality and suitable paint all parts thereof usually painted and at such time otherwise to treat well and appropriately all other parts thereof as previously or usually treated in a proper and workmanlike manner with good and suitable materials

(4)      (a)     To keep in good and tenantable repair and condition the
         Landlord's fixtures and the interior of the Demised Premises including the plaster and surface coverings of the walls and ceilings and the floors (other than the structural slab or beams on which the floors are laid or to which the ceilings are attached) non-load bearing internal walls the windows and the glass therein (other than external windows) the doors of and entrance doors to the Demised Premises and all drainage soil sanitary water gas electricity telephone and other service pipes wires cables and apparatus in and outside the Demised Premises so far as the same serve only the Demised Premises PROVIDED that this paragraph does not have effect where damage results from any of the Insured Risks covered by the buildings insurance effected by the Head Landlord and no Insurance moneys are rendered irrevocable by the act neglect or default of the Tenant

         (b) Upon being so required by the Landlord to contribute a reasonable proportion of the costs and expenses of executing the work of constructing repairing renewing rebuilding and cleansing party walls fences gutters sewers drains roads pavements staircases pipes wires cables apparatus and other things the use of which is common to the Demised premises and other premises or other parts of the Building

(5)      Not to: -

         (a) make any alteration or addition in or to the Demised premises nor make any alteration in the plan or construction thereof

         (b) cut or remove (except for the purpose of making good any defect) the main walls or timbers or structural members of the Building

         (c) exhibit or suffer to be exhibited any advertisement as defined by the Planning Acts (as hereinafter defined) upon or so as to be visible from the exterior of the Building

(6) At its own expense to do or cause to be done upon or in respect of the Demised Premises and the Landlord's fixtures all works and things and give all notifications which are or may be necessary for compliance with the requirements of all general or local Acts of Parliament for the time being in force or which are or may be by any competent authority directed or required to be done whether by the owner landlord tenant or occupier of the Demised Premises AND in each case to indemnify the Landlord against all actions proceedings costs claims and demands in respect thereof

(7) Upon the receipt from a competent authority of any notice proposal for a notice order requisition direction or other thing whether served directly on the Tenant or not and affecting or likely to affect the Demised Premises or the Landlord's fixtures or the Landlord's or Head Landlord's interest in either of them forthwith to deliver a copy thereof to the Landlord and at the request and cost of the Landlord to make or join in making such objections and representations in respect thereof as it may reasonably require

(8) In relation to the Planning Acts (which expression means the Town and Country Planning Act 1990 the Planning (Listed Buildings and Conservation Areas) Act 1990 the Planning (Hazardous Substances) Act 1990 and the Planning and Compensation Act 1991 and includes all orders plans and directions made and permissions licenses and consents given thereunder): -

         (a) not to do or omit or suffer to be done or omitted anything on or in connection with the Demised Premises which contravenes the Planning Acts or any conditions imposed thereunder

         (b) not to apply for any permission under the Planning Acts which affects the Demised Premises or its use

         (c) to indemnify the Landlord against all actions proceedings costs claims and demands arising out of or in connection with any of the matters referred to in this sub-clause

(9)      (a)     Not to use or suffer to be used the Demised Premises except as storage accommodation PROVIDED that notwithstanding the foregoing provisions of this paragraph the Landlord does not give any warranty or make any representation that either the said use is or any use to which the Landlord may hereafter consent will be a permitted use within the Planning Acts

         (b) Not to hold or suffer to be held on the Demised Premises any sale by auction or any public meeting or public exhibition

         (c) Not to install or suffer to be installed on the Demised Premises any machinery which is noisy or causes dangerous vibrations or overloading of the floors walls or ceilings of the Demised Premises

         (d) Not to do or suffer to be done on the Demised Premises anything which is noisy or which may be or become an annoyance nuisance or inconvenience to the Landlord or to the tenants or occupiers of other parts of the Building or of adjoining or neighbouring premises

         (e) Not to do or suffer to be done anything whereby any policy of insurance on the Building against the Insured Risks may become void or voidable or the rate of premium thereon may be increased and to repay to the Landlord on demand all sums paid by way of increased premium and expenses incurred by the Landlord in or about the renewal of any such policy rendered necessary by a breach of this covenant

         (f) Not to obstruct or leave any rubbish on any part of the Building or any entrance thereto used by the Tenant in common with the other occupiers of the Building

         (g) Not to require access to the common parts of the Building except between such hours and on such days as may from time to time reasonably be designated by the Landlord or its Agents and at other times and on other days as may from time to time be reasonably approved by the Landlord and on such reasonable conditions as the Landlord may require

(10) To permit the Landlord the Head Landlord their surveyors agents workmen and others authorized by them at all reasonable hours in the daytime (but except in case of emergency only upon 24 hours prior notice) to enter upon the Demised Premises to:-

(a) examine the state and condition thereof and of the Landlord's fixtures and to give or leave notice in writing at or upon the Demised Premises requiring the Tenant forthwith to execute all repairs which are the liability of the Tenant

(b) ascertain whether any unauthorized additions or alterations have been made therein or thereto and also whether any authorized additions or alterations have been carried out in accordance with the consents given by the Landlord and any competent authority

(c) execute all repairs which the Tenant has failed to execute within a reasonable time after a notice so to do given by the Landlord and the costs and expenses of such repairs will be payable by the Tenant to the Landlord on the quarter day following a demand therefor and will (in addition to any other remedies available to the Landlord) be recoverable as rent in arrear and

(d)      take inventories of the Landlord's fixtures

(11)     At the expense of the Tenant to: -

         (a) remove any erections additions or alterations made without or not in accordance with the Landlord's consent or in respect of which Planning Permission is revoked or lapses

         (b) comply with every order of any competent authority requiring the removal of or other work in connection with such erections additions or alterations and

         (c) make good in all such cases all damage caused by such removal or other work and to reinstate all parts of the Demised Premises affected thereby

(12) Immediately upon becoming aware of the same to give notice to the Landlord of any defect in or lack of repair of the Demised Premises or the structural parts of the Building within or surrounding the Demised Premises which might give rise to an obligation on the Landlord to do anything in order to comply with its obligations under this Lease or the duty of care imposed on the Landlord by the Defective Premises Act 1972

(13) During the last six months of the term to permit all persons authorised in writing by the Landlord the Head Landlord or their agents to view the Demised Premises at reasonable hours in the daytime after giving not less than 24 hours written notice

(14)     (a)     To preserve and maintain all existing rights of light passage drainage and other easements belonging to or used with the Demised Premises

         (b) Not knowingly or negligently to suffer any encroachment on or new right or easement over the Demised Premises and forthwith upon becoming aware thereof to notify the Landlord of any threatened encroachment or attempt to acquire a new right or easement

(15) As often as may be necessary (but not less frequently than monthly) to clean the inside and outside of the window in the Demised Premises

(16)     (a)     Not to assign underlet or part with or share possession or occupation of part only of the Demised Premises

         (b) Not without the consent in writing of the Landlord and the Head Landlord (which will not be withheld unreasonably) to assign underlet or part with or share possession or occupation of the whole of the Demised Premises PROVIDED that every Underlease or Tenancy Agreement or other document permitting possession or occupation (howsoever remote) must:-:-

         (i) be granted without taking any fine or premium and be at the open market rental value at the date thereof and

         (ii) (unless the same is contained in the Landlord's license therefor) contain a covenant expressed to be made with the Landlord to observe and perform the Tenant's covenants (except for payment of rent) and the agreements in this Lease contained including in particular a covenant not without the Landlord's written consent to assign underlet or part with or share possession or occupation of the Demised Premises

AND PROVIDED that every permitted Assignment (or the Landlord's and Head Landlord's License therefor) must contain a covenant by the assignee not further to assign the Demised Premises without the written consent of the Landlord and the Head Landlord and to observe and perform the covenants (including the covenant to pay the rents) and the agreements in this Lease contained

         (c) On an Assignment to a Limited Company or other incorporated body if the Landlord reasonably so requires to procure that two Directors of the Company or body or some other person or persons reasonably acceptable to the Landlord enter into direct covenants with the Landlord in the form set out in the Schedule hereto

         (d) Every application for a consent under paragraph (b) of this sub-clause must be in writing and be accompanied by the following relating to the proposed assignee underlessee tenant or grantee:-

                 (i) a bankers reference and an accountants or other professional reference

                 (ii) if he has previously traded two trade references or in the case of a Company the then most recent audited trading accounts

                 (iii) if he has not previously traded two references given by responsible persons or bodies

         (e) Within one month after any permitted assignment or howsoever remote) any underlease or parting with or sharing of possession or occupation or any devolution of the Demised Premises to produce to the Landlord's Solicitor for registration a certified copy of the instrument effecting such assignment underletting or parting with or sharing of possession or occupation or devolution and to pay to the Landlord a registration fee of pound sterling 15 in respect of each such instrument or counterpart

(17)     (a)     To pay all costs charges and expenses (including those of
         Solicitors Counsel and Surveyors) reasonably incurred by the Landlord in connection with the recovery of arrears of rent or for the purposes of or incidental to the preparation and service of any notices or proceedings under Section 146 or Section 147 of the Law of Property Act 1925 notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court

         (b) To pay all costs charges and expenses of the Landlord (including those of Solicitors Counsel Architects and Surveyors) reasonably incurred in connection with any application for a consent or license under this Lease whether such consent or license is granted or properly refused or the application therefor is withdrawn

(18) In the case of any rent or other money payable hereunder by Tenant to the Landlord which is not paid within 14 days after the same is due and payable to pay to the Landlord on demand from the due date until the date of actual payment in addition to such rent or other money interest (calculated on a daily basis) upon the amount thereof for the time being unpaid (as well after as before any judgment) at the rate of 2% above National Westminster Bank Plc Base Lending Rate (or any similar lending rate which may replace the same) from time to time in force PROVIDED that this sub-clause is without prejudice to the right of re-entry herein contained or any other right or remedy available to the Landlord

(19) To pay to the Landlord in addition to the Rent and the fees and other payments which may be payable by the Tenant pursuant to this Lease all Value Added Tax (and any additional or substituted tax of a similar nature) at the rate from time to time in force which may at any time be payable or charged in respect of such rent fees and other payments

(20) In the event of a breach of any of the covenants agreements and provisions herein contained or referred to by any person holding the Demised Premises or any part thereof as underlessee tenant or licensee of the Tenant forthwith to take all steps and institute all proceedings necessary to remedy such breach

(21) To indemnify the Landlord against all liability to any person or authority incurred by reason of and all actions proceedings costs claims expenses and demands relating to any of the following matters caused or permitted by the Tenant: -

         (a) any defect in or the execution of any repairs or alterations to or demolition or rebuilding of the Demised Premises or the Landlord's fixtures

         (b) the alleged interference with or obstruction of any right or easement existing or alleged to exist for the benefit of other premises over the Demised Premises

         (c) the stoppage of any drains used in common with other parts of the Building

(22) To comply with all reasonable regulations from time to time made by the Landlord the Head Landlord or other Agents for the management or running of the Building or the provision of facilities therefor

(23) At the determination of the term quietly to yield up to the Landlord the Demised Premises and the Landlord's fixtures in accordance in all respects with the Tenant's covenants herein contained and with all locks keys and fastenings complete

4.  THE Landlord covenants with the Tenant:-

(1) That the Tenant paying the Rent and performing and observing the Tenant's covenants and the conditions and agreements herein contained may peaceably hold the Demised Premises during the term without any interruption by the Landlord or any person rightfully claiming under or in trust for it

(2) To indemnify and keep indemnified the Tenant against all claims and demands which may be made against the Tenant by the Superior Landlord pursuant to the covenants given by the Landlord to the Superior Landlord in a License dated the 19th day of April 1993 save always insofar as the same arise from any breach by the Tenant of the covenants on the part of the Tenant herein contained

(3) To use its best endeavors to procure that the Superior Landlord observes and performs its obligations or covenants conditions and agreements more particularly mentioned in the Head Lease

(4) To take such action as the Tenant may reasonably require to ensure performance and observance by the Superior Landlord of the Superior Landlord's obligations covenants conditions and Agreements on the part of the Superior Landlord in the Head Lease or to recover any loss arising from any breach thereof the Tenant bearing the costs or reasonable proportion of the costs of any such action so required

(5) To notify the Tenant of any breach of the obligations of the Head Landlord (as soon as the same comes to the Landlord's attention) relating to the Demised Premises and (without prejudice to the generality of the foregoing) in particular of any failure of the Superior Landlord to maintain Insurance in respect of the Demised Premises

5.  IT IS AGREED that:-

(1) If the Rents or any part thereof are unpaid for 14 days after becoming payable (whether formally demanded or not) or if the Tenant fails to perform or observe any of the covenants conditions and agreements on its part herein contained or if the tenant for the time being:-

         (a)     being an individual becomes bankrupt

         (b) has a receiver appointed of the whole or any part of the property assets or undertaking of the Tenant or

         (c) being a Company enters into liquidation whether compulsory or voluntary (except a voluntary liquidation for the purpose of reconstruction or amalgamation) or becomes the subject of an Administration Order or is struck off the Register of Companies or

         (d) enters into any arrangement or composition for the benefit of the Tenant's creditors or

         (e) suffers any distress or execution to be levied on the Demised Premises then and in any of such case it will be lawful for the Landlord or any person or persons duly so authorized by it to re-enter upon the Demised Premises or any part thereof in the name of the whole and thereupon this demise will absolutely determine but without prejudice to any right of action or remedy of the Landlord in respect of any breach of the covenants on the Tenant's part herein contained

(2) The Landlord does not give any warranty or make any representation that the Landlord's fixtures are in good working order and condition and free from defects and the Tenant will in such respects rely upon its own inspection and knowledge

(3) If the Building or the Demised Premises or any part thereof are destroyed or damaged by any of the Insured Risks so as to render the Demised Premises or any part thereof unfit for use then unless payment of any moneys payable under any Policy of Insurance is refused either in whole or in part by reason of the act neglect or default of the Tenant the Rent or a fair proportion thereof according to the nature and extent of the damage sustained will be suspended until the Demised Premises are again rendered fit for use

(4) Section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 applies to all notices served hereunder

(5) If any dispute for the determination of which no express provision is hereby made arises between the parties concerning their respective rights or liabilities or the construction or effect of this Lease or otherwise in connection with the Demised Premises then such dispute will at the request of either of the parties be referred for the decision of a single arbitrator who (if the parties are unable to agree upon one) will be nominated by the President for the time being of the Royal Institution of Chartered Surveyors in accordance with the Arbitration Acts 1950 and 1979

(6)      (a)     In the event of the loss or destruction of or substantial
         damage to the Building from whatever cause the Landlord may determine the term by three months notice to expire at any time

         (b) If the Head Landlord wishes to demolish or reconstruct the Building or the Demised Premises or part thereof or to carry out work of construction or refurbishment on the Building or the Demised Premises the Landlord may determine the term by not less than five months notice to the Tenant to expire on or at any time after the 24th June 1994

AND upon the expiration of any notice under this sub-clause this Lease and everything herein contained will cease and determine but without prejudice to any claim by either party in respect of any antecedent breach of this Lease

6. HAVING been authorized so to do by an Order of the Manchester County Court (No. 9206974) made on the 21st day of October 1992 under the provisions of the Landlord and Tenant Act 1954 Section 38 (4) the parties agree that the provisions of Sections 24 to 28 (inclusive) of that Act as amended are excluded in relation to the tenancy created by this Lease

THE SCHEDULE before referred to

THE Sureties jointly and severally covenant with the Landlord that:-
(1) The Assignee will pay the rents on the days and in manner provided by the Lease and will perform and observe all the Tenant's covenants and the conditions and agreements therein contained

(2) In case of default in such payments performance or observance as aforesaid the Sureties will on demand pay and make good to the Landlord all losses and damages suffered and costs and expenses incurred by the Landlord by reason of any such default PROVIDED that any neglect or forbearance of the Landlord in endeavoring to obtain any such payment or enforcing such observance or performance and any time which the Landlord may give to the Assignee will not release or in any way affect the liability of the Sureties under this covenant

(3) If the Assignee enters into liquidation and the liquidator disclaims the Lease and if the Landlord within three months after such disclaimer by notice in writing so requires the Sureties will accept a lease of the Demised Premises for a term commencing on the date of such disclaimer and expiring on the date on which the term of the Lease would have expired by effluxion of time and at the like rents and containing the like covenants conditions and agreements in all respects

(4) Sub-clauses (1) and (2) of this Clause will also have effect after the expiration of the term of the Lease through any period during which the Assignee occupies the Demised Premises and they will also relate to any sums greater than the rents which the Assignee may become liable to pay in respect of any such period for use and occupation of the Demised Premises

THE COMMON SEAL of
WAYBORN LEASING LIMITED
was hereunto affixed in the
presence of:-

Director.        /s/
                 -----------------------

Secretary.       /s/
                 -----------------------

DATED 19TH APRIL 1992

WAYBORN LEASING LIMITED

and

ICARUS SERVICES LIMITED



Original/

CAR PARKING LICENCE
-------------------

relating to car spaces numbered 33, 34, and 55 on the car deck level of The Office Tower at The Graftons, Stamford New Road, Altrincham, Greater Manchester.




                                        NEIL MYERSON AND CO
                                        Solicitors,
                                        Altrincham.

THIS LICENCE is made the 19th day of April 1993 BETWEEN WAYBORN LEASING LIMITED whose registered office is situated at the Graftons Stamford New Road Altrincham Greater Manchester ("the Owner") of the one part and ICARUS
SERVICES LIMITED whose registered office is at 100 Chalk Farm Road London NW1 8EH ("the Licensee") of the other part


WITNESSETH:-

1. The owner permits the Licensee to use exclusively the car spaces numbered 33, 34 and 55 or such other equivalent spaces as the Owner may from time to time by written notice reasonably substitute therefor on the car deck level of the Office Tower at the Graftons Altrincham aforesaid (the car deck which expression includes the ramps giving access to the car deck level)

2. This licence will endure from the 10th day of May 1992 for a period of five years

3.   During the continuance of this Licence the Licensee will pay to Owner:-

(1) A licence fee ("the Licence fee") of L1275.00 per annum ( and proportionately for any fraction of a year) quarterly in advance on the four usual quarter days the first payment being due on the date hereof for the period from the such date to the next following quarter day and

(2) Within fourteen days after a written demand therefor three fifty-thirds of the cost from time to time (as certified by the Accountants or Agents to the Co-operative Insurance Society Limited or its successors in title ("the Landlord") whose certificate will in the absence of manifest error be binding on the Owner and the Licensee) of maintaining repairing cleaning and lighting the car deck and any Value Added Tax payable on the making of such payments ("the Service Charge")

4.   It is agreed and declared that:-

(1) It is not the intention of the Owner and the Licensee to create between them the relation of landlord and tenant

(2) Legal possession and control of the spaces and the car deck will at all times remain vested in the Owner and the Licensee will not acquire any estate or interest therein

(3) This License will be suspended during such periods as the Owner may from time to time reasonably require to carry out repairs to the spaces and the car deck reasonable prior written notice of the suspension having been given to the Licensee

5.   The Licensee covenants with the Owner:-

(1) Punctually to pay all rates taxes charges duties assessments outgoings and imposition now or at any time during the continuance of this Licence payable in respect of the spaces or (if not separately assessed) to pay to the Owner on demand a fair proportion (certified as before mentioned) of the amounts thereof paid by the Owner in respect of the spaces and the car deck

(2) Th comply with all statutory and other requirements and all bylaws rules and regulations made by any competent authority so far as the smae relate to or affect the spaces or the parking of motor vehicles therein

(3) Not to use or suffer to be used the spaces except for the parking in an orderly mannder of one private motor car in each of the spaces

(4) To use its best endeavours to prevent the dripping of petrol oil or grease from any motor cars parked in the spaces

(5) Not to store or suffer to be stored any fuel other than that contained in the fuel tanks of the motor cars parked in the spaces

(6) Not to deposit or suffer to be deposited any article whatsoever or any rubbish or litter on the spaces or the car deck not to suffer the spaces to become or untidy or in a dangerous condition

(7) Not to carry out or suffer to be carried out to any motor cars parked in the spaces any repairs overhauls or maintenance and not to use or suffer to be used any shoe pipe for cleaning such motor cars

(8) Not to do or suffer to be done on the spaces anything which may be or become a nuisance or annoyance to the Owner or the tenants licensees or occupiers of any part of The Graftons or the car deck

(9) To comply with all reasonable regulations made and directions given by the Owner or by the Landlord from time to time concerning the car deck and the spaces and the use thereof

(10) Except by prior arrangement with the Owner and/or the Landlord not to use the spaces on Sundays or any bank or general holiday nor before
         8.30 a.m. or after 6 p.m. on Mondays to Fridays nor before 8.30 a.m. or after 1.30 p.m. on Saturdays

(11) Not at any time to obstruct or cause to be obstructed the free movement of vehicles on the car deck or the entrance to or exit from the car deck

(12) To indemnify and keep indemnified the Owner from and against all actions proceedings costs claims and demands in respect of any damage caused by or liability arising from the act neglect or default of the Licensee or any person who may be on the car deck or the spaces at the invitation express or implied of the Licensee

(13) In the case of any license fee or other money payable hereunder by the Licensee to the Owner which is not paid within 13 days after the same is due and payable to pay to the Owner on demand from the due date until the date of actual payment and addition to such License fee or other money interest (calculated on a daily basis) upon the amount thereof for the time being unpaid at the rate of four per centum above the base rate of National Westminster Bank PLC (or other similar lending rate which may replace the same) from time to time in force

6. Without prejudice to the general right of the Owner to enter upon the spaces the Owner and its agents and all persons authorized by either of them may at any time and from time to time inspect the spaces to ascertain whether the provisions of this License are being complied with and the Licensee will forthwith remedy any breach thereof upon being required so to do

7.       This License is personal to the Licensee and is not assignable

8. On the determination of this License howsoever occasioned the Licensee will deliver up the spaces in a good and tidy condition

9. This License will be voidable at the option of the Owner and all rights of the Licensee hereunder will cease if at any time during its subsistence:-

(1) The Licensee refuses or neglects to pay the whole or any part of the License Fee or the Service Charge within 14 days after the same become due and payable; or

(2) The Licensee fails to observe or perform any of the obligations of agreements on its part herein contained or

(3) An Underlease of even date herewith and made between the Owner (1) and the Licensee (2) of part of the second floor of The Graftons aforesaid is determined by forfeiture or otherwise

AND in any of such events the Owner may (without prejudice to any right in respect of an antecedent breach by the Licensee of such covenants or agreements) give to the Licensee one week's notice to vacate the spaces and upon the expiration of such notice the Licensee will forthwith vacate the spaces and remove therefrom all motor cars and all other things belonging to the Licensee

10. Having been authorized to do so by an Order of the Altrincham County Court made on the 29th day of May, 1992 under the provisions of Section 38 (4) of the landlord and

Tenant Act 1954 the parties hereto agree that the provisions of Sections 24 to 28 of that Act shall be excluded in relation to the Tenancy hereby created

11. Section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 applies to all notices served under this License as though for this purpose (but for no other purpose) the Owner and the Licensee were lessor and lessee respectively

IN WITNESS whereof the parties hereto have caused their respective Common Seals to be affixed the day and year first before written




THE COMMON SEAL of WAYBORN                         )
LEASING LIMITED was hereunto                       )
affixed in the presence of:-                       )
                                                   )
                                                   )

Director.

Secretary